                                  Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in Registration Statements (Form S-8 Nos. 2-96329, 33-29872, 2-63615, 2-84164, 33-23495, 33-49836, 33-54777
and 33-57267) and (Form S-3 Nos. 33-25036, 33-44395 and 33-54775) of Bancorp
Hawaii, Inc. and subsidiaries of our report dated January 22, 1996, with respect to the consolidated financial statements of Bancorp Hawaii, Inc. and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1995.



                                          /s/ ERNST & YOUNG, LLP


Honolulu, Hawaii
February 27, 1996

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